Exhibit 99.2

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT, (this “Purchase Agreement”) is made and entered into as of the 11th day of September, 2014, by and between APT MotoVox Group Inc., located at 8844 Hillcrest Road, Kansas City, Missouri 64138 (hereinafter referred to as “Buyer”), and Ocean Group, located at 45-7 Tsao Hsin Road, Daliao District, Kaohsiung, Taiwan, R.O.C., Ocean Stainless, located at 45-7 Tsao Hsin Road, Daliao District, Kaohsiung, Taiwan, R.O.C., Avesta International Corporation, 220, Meishu East 6th Street, Gushan District, Kaohsiung, Taiwan, R.O.C., Martyn Castelein, individually for purposes of personal guarantee only under section 6(j) hereinafter, located at #220 Meishu East Rd., 6th St.Ku-Shan District Kaohsiung, Taiwan R.O.C. Post Code 804 Taiwan, R.O.C., and Jojo Castelein, individually for purposes of personal guarantee only under section 6(j) hereinafter, located at #220 Meishu East Rd., 6th St.Ku-Shan District Kaohsiung, Taiwan R.O.C. Post Code 804 Taiwan R.O.C. (hereinafter collectively referred to as “Sellers”).

WITNESSETH:

WHEREAS, Sellers are in possession of certain parts, components and products for motorized bicycles designed and created by Motopeds, Moto Fusion, and/or Missing Link, LLC (collectively as “Motopeds”);

WHEREAS, the parts, components and products are specially manufactured parts intended for the motorized bicycle kit originally marketed by Motopeds through Kick Starter, the online crowd funding platform;

WHEREAS, Buyer desires to purchase the parts, components and products for motorized bicycles currently in Seller’s possession; and

WHEREAS, Sellers desire to sell such parts, components and products to Buyer on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing and the terms, conditions, covenants, and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.         Sale of Products. Subject to the terms, provisions and conditions of this Purchase agreement, Sellers hereby sell, convey and transfer to Buyer and Buyer purchases from Sellers all of Sellers’ Right, title and interest in and to all of the parts, components, and/or products of Sellers set forth on Schedule 1 (hereinafter referred to as “Products”) hereto, free and clear of any and all liens, pledges, security interests and encumbrances of every kind or nature whatsoever. The exact quantity of the Products, kits and components in Sellers’ possession are further set forth in Schedule 2 (hereinafter referred to as “AVESTA Inventory” or “Inventory.”).

2.           Purchase Price. Notwithstanding the unit and total price indicated on Schedule 1, the combined purchase price for all the Products in Schedule 1 is the sum of Five Hundred Twenty-Eight Thousand Four Hundred Seventy-Four Dollars and four cents (U.S.D. $528,474.04) (“Purchase Price”). The Purchase Price shall be paid in two installments as follows:

(a)	Initial Payment. Buyer shall wire or cause to be wired $264,237.02 within three (3) business days from full execution of the Purchase Agreement to an account designated by Sellers.

(b)
Second Payment. Buyer shall wire or cause to be wired $264,237.02 within ten (10) business days following Initial Payment, upon confirmation and notice of Sellers’ compliance with the shipment deadline in accordance with section 3(a) of the Purchase Agreement.

3.           Shipment of Products.

(a)
Initial Shipment. Within three (3) business days upon Buyer’s Initial Payment and notice to Sellers regarding the payment, Sellers shall make half of the Inventory available for Buyer to pick up and for shipment, Ex Works Ocean Group, located at 45-7 Tsao Hsin Road, Daliao District, Kaohsiung, Taiwan, R.O.C., including any and all items identified in Schedule 1 and 2 as “tooling.”

(b)
Second Shipment. Within three (3) business days upon Buyers’ Second Payment and notice to Sellers regarding the same, Sellers shall make all of the remaining Inventory available for Buyer to pick up and for shipment, Ex Works Ocean Group, located at 45-7 Tsao Hsin Road, Daliao District, Kaohsiung, Taiwan, R.O.C.

4.           Waiver of Sellers’ Rights. Upon receipt of both payments, Sellers shall and hereby waive, release and absolutely discharge Motopeds and each of their current or former predecessors, successors, subsidiaries, divisions, alter egos, affiliates and/or related entities, and their respective current or former officers, directors, trustees, administrators, employees, attorneys, assigns, agents and representatives from any and all claims, demands, damages, debts liens, actions and causes of actions, of any kind or nature whatsoever at law or in equity, known or unknown, suspected or unsuspected, which Sellers or their assigns and successors ever had, now has, or hereafter shall have, or may have in any way arising out of, in connection with, or by reason of any act, omission, manner, cause or thing whatsoever arising out of or relating to Sellers’ business dealings with Motopeds, including any and all rights, interests or claims relating to the March 25, 2014 Letter of Understanding executed between Motopeds and/or Missing Link on the one hand, and Ocean Group on the other hand.

5.
   Waiver of Buyers’ Rights. Upon receipt of both Shipments in full, Buyers shall and hereby waive, release and absolutely discharge Ocean Group, and Martyn Castelein and Jojo Castelein and each of their current or former predecessors, successors, subsidiaries, divisions, alter egos, affiliates and/or related entities, and their respective current or former officers, directors, trustees, administrators, employees, attorneys, assigns, agents and representatives from any and all claims, demands, damages, debts liens, actions and causes of actions, of any kind or nature whatsoever at law or in equity, known or unknown, suspected or unsuspected, which Buyers or their assigns and successors ever had, now has, or hereafter shall have, or may have in any way arising out of, in connection with, or by reason of any act, omission, manner, cause or thing whatsoever arising out of or relating to Buyers’ or Motopeds’ business dealings with Ocean Group, including any and all rights, interests or claims relating to the March 25, 2014 Letter of Understanding executed between Motopeds and/or Missing Link on the one hand, and Ocean Group on the other hand.

6.	Representations and Warranties of Sellers. Sellers represent and warrant to Buyer the following:

(a)
Authority. Sellers have the right, power, and authority to execute, deliver and perform their obligations under this Purchase Agreement, except for rights to various “frames” identified as “YCM (Frame Kits),” which Sellers expressly acknowledge are properties of Motopeds. The execution and delivery of this Purchase Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by Sellers.

(b)
Inventory of Products. Sellers have physical possession of all of the Products in its Kaohsiung, Taiwan facility, in the exact quantity as indicated in Schedule 1, the Avesta International Corporation Invoice dated August 18 2014, and Schedule 2, the Inventory. Sellers do not have any outstanding orders with any third party suppliers for any items listed in Schedule 1 and 2, and do not expect to receive any further shipment of such parts, components, products, or items.

(c)	No Conflict. Neither the execution and delivery of this Purchase
Agreement nor the consummation of the transactions herein contemplated, nor fulfillment of or compliance with the terms and provisions hereof does or will: (i) constitute a default, breach, violation, or grounds for termination of any material agreement to which Sellers are a party, or any material license, permit, or other governmental authorization issued to Sellers, or (ii) result in the creation or imposition of any lien, charge, or encumbrance upon any of the Products, or (iii) result in the violation by Sellers of any law, statute, rule, regulation, judgment, writ, injunction, decree or order to which either Sellers or any of the Products are subject or bound.

(d)	Good and Marketable Title. Sellers own and will convey good and marketable title to all Products, free and clear of any mortgages, liens, pledges, security interests, charges, and encumbrances.

(e)
Litigation; Claims. Sellers warrant that there are no pending, or to Sellers’ knowledge, any threatened legal actions, suits, proceedings, claims, or investigations, nor has there occurred any event which may result in any legal action, suit, proceeding, claim or investigation, by persons, governmental agencies, or others against Sellers relating to ownership or possession of the Products, other than Sellers’ potential dispute with Motopeds regarding shipment of and payment for the Products.

(f)
Taxes. Sellers have duly paid or made appropriate accruals for the payment of all taxes, assessments, fees, and other governmental charges in connection with any of the Products as of the contract date (including, without limitation, all income, withholding, excise, unemployment, Social Security, occupation, franchise, property and import taxes, duties or other government charges, and all deficiency assessments, penalties and interest in respect thereof).

(g)
Compliance with Laws. Sellers are in compliance with all applicable Taiwan, U.S., federal, state and local statutes, regulations, orders and requirements in all material respects with respect to the Products. There are no actions, investigations, audits or other government inquiries currently pending regarding Sellers or Sellers’ employees’ activities, and Sellers have not received any claim or notice, written or oral, from any federal, state or local government agency in Taiwan or the United States that Sellers’ properties violate any statutes, regulation, orders or requirements.

(h)
Equipment. Sellers know of no material adverse condition or material problem with any item of tangible property included in the Products. All of the tangible Products are in new condition with no wear and tear...

(i)
Disclosure of Material Information. Sellers have made available to Buyer or its representatives or agents copies of all material documents concerning the Products. All documents presented and information provided to Buyer by Sellers, or their representatives or agents, concerning the Products, when taken together as a whole, are complete and accurate in all material respects. Neither this Purchase Agreement nor any attachment or schedule hereto, or any document provided by Sellers to Buyer concerning any of the Products, contains any untrue statement of material fact, or omits to state a material fact necessary to make the statements herein or therein not misleading.

(j)             Personal Guarantee. For the limited duration between execution of this
Purchase Agreement and Sellers’ performance under sections 3(a) and 3(b) hereinabove, Martyn Castelein and Jojo Castelein, both individually and jointly, hereby warrant and personally guarantee the performance of

Sellers pursuant to this Purchase Agreement. In the event Sellers breach their obligations to Buyer pursuant to section 3(a) and 3(b) of the Purchase Agreement, Martyn Castelein and Jojo Castelein shall be jointly and severally liable for any and all damages caused by Sellers’ breach whether in law or equity, including attorneys’ fees and cost of enforcing this Purchase Agreement.

7.
Representations and Warranties of Buyer. Buyer represents and warrants to Sellers that, as of the Contract date, Buyer has the right, power, and authority to execute, deliver and perform its obligations under this Purchase Agreement. The execution and delivery of this Purchase Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by Buyer.

8.
Indemnification. Sellers hereby agree to indemnify and hold harmless Buyer, its directors, officers, shareholders, employees, successors and assigns from and against any and all claims, demands, liabilities, cause of action, damages, losses, costs, and expenses (including, without limitation, reasonable attorneys’ fees and costs of defense) of any kind or nature whatsoever that may be sustained or suffered by Buyer, its directors, officers, shareholders, employees, successors or assigns, or any of them, in any way relating to, arising out of, or resulting from Seller’s failure to ship or otherwise deliver the Products in accordance with the terms and conditions of this Purchase Agreement.

9.
Injunctive Relief. The parties expressly acknowledge that the Products are unique and are specially manufactured goods that have been substantially delayed in shipment to end customers and are not readily available on the open market. For those reasons and others, Sellers acknowledge, agree, and stipulate that any damage or injury resulting from Seller’s breach of sections 3(a), 3(b) and 6(j) above, specifically including any delay in shipment of Product or failure to ship the required quantity of the Products, is substantial, irreparable, will result in immediate and actual harm to Buyer, and shall give Buyer the right to enforce this Purchase Agreement by a decree of specific performance or an injunctive order by any court of competent jurisdiction in any territory, state, province or country. This provision does not otherwise replace, limit or encumber any rights or interests the parties may have due to breach by either party of the terms of the Purchase Agreement.

   10. Non-Competition.

(a)          Sellers shall not, either directly or indirectly, without the express prior written consent of Buyer, engage in any design, manufacture, assembly, marketing, distribution and/or shipment of any parts, components or products related to or infringe upon the jack shaft or drive systems embodied in the United States Patent No. 7,753,157, or any motorcycles or bicycles that incorporate, include or contain the jack shaft or drive systems embodied in the said patent, anywhere in the world.

(b)
Sellers shall not disparage Buyer, Motopeds, Moto Fusion, Missing Link LLC, or any of their representatives, agents or assigns with respect to the their products, services, or business, regardless of whether they are related to sales of Motopeds.

(c)
Buyer shall not disparage Sellers, Martyn Castelein, Jojo Castelein, or any of their representatives, agents or assigns with respect to the their products, services, or business, regardless of whether they are related to sales of Motopeds

(d)	Sellers expressly acknowledge that their agreement not to compete with Buyer is a material and important consideration for this Purchase Agreement.

(e)
Buyer and Sellers agree that, in the event of a breach by Sellers of this section, Buyer shall be entitled to injunctive relief, its compensable damages, and reasonable attorneys’ fees incurred in enforcing this section.

(f)
Buyer and Sellers agree that, in the event of a breach by Buyer of this section, Sellers shall be entitled to injunctive relief, its compensable damages, and reasonable attorneys’ fees incurred in enforcing this section, and be entitled to sell or dispose of the material as Seller sees fit.

11.
Confidentiality. Sellers and Buyer agree that neither may disclose terms of this Purchase Agreement except to acknowledge: (1) existence of this Purchase Agreement and (2) all issues between the parties, including those with Motopeds, relating to the design, manufacture, payment, shipment and/or delivery of Motopeds products have been “amicably resolved.”

12.	Miscellaneous.

(a)	Governing Law. This Purchase Agreement is executed in United States and shall be interpreted under the laws of the United States. Any disagreements will be resolved by Arbitration in Miami, Florida.

(b)
Tax Consequences. Sellers are responsible for payment of any and all income and other taxes owed by them as a result of the transaction pursuant to this Purchase Agreement, including taxes with respect to the payment of the Purchase Price, and Sellers agree to indemnify, defend and hold harmless Buyer with respect to any such taxes owed.

(c)
Notice of Assignment. Sellers may not assign its interests or delegate its duties under this Purchase Agreement to any other person or entity, except in the case where the Buyer has breached the terms of this agreement.

(d)
Amendment and Waiver. No term or provision of this Agreement may be waived, changed, discharged, modified, or terminated orally or in any manner other than by an instrument in writing signed by the parties hereto or by a writing signed by the party against whom the change, discharge, modification or termination applies. No waiver at any time of any breach of any provision of this Purchase Agreement shall be deemed a waiver or a breach of any other provision herein or a consent to any subsequent breach of the same or any other provision.

(e)	Expenses. Each party shall pay its own fees and expenses incurred in connection with the transactions contemplated hereunder.

(f)
Attorney Fees. Notwithstanding subsection (e) above, in the event of a dispute leading to one or more litigations, the prevailing party shall be entitled to reasonable costs and attorneys’ fees incurred in enforcing this Purchase Agreement.

(g)	Binding Effect. This Purchase Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(h)
Notices. Any notice or other communications required or permitted under this Purchase Agreement shall be sufficiently given if sent by certified mail, return receipt requested, postage prepaid, to the addresses set forth below or such other addresses as may be furnished in writing by any such party, and such notice or communication shall be deemed to have been given as of the earlier of the date received or three (3) business days from the date mailed.

If to Buyer:

Mr. Troy Covey
APT MotoVox Group Inc. 8844 Hillcrest Road
Kansas City, Missouri 64138

If to Sellers:

Mr. Martyn Castelein for and on behalf of Ocean Group 45-7 Tsao Hsin Road
Daliao District, Kaohsiung

Taiwan, R.O.C.

(i)
Cumulative Rights and Remedies. Any right, power, or remedy provided under this Purchase Agreement to any party hereto shall be cumulative and in addition to any other right, power, or remedy provided under this Purchase Agreement or existing in law or in equity (including, without limitation, the remedies of injunctive relief and specific performance).

(j)
Counterparts. This Purchase Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which counterparts collectively shall constitute one (1) instrument representing the agreement among the parties.

(k)	Headings. The descriptive headings of the sections of this Purchase Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any provision hereof.

(l)
Severability. If any part of this Purchase Agreement shall be determined to be invalid, illegal or unenforceable by any valid Act of Congress or act of any legislature or by any regulation duly promulgated by the United States or a state acting in accordance with the law, or declared null and void by any court of competent jurisdiction, then such part shall be reformed, if possible, to conform to the law and, in any event, the remaining parts of this Purchase Agreement shall be fully effective and operative insofar as reasonably possible.

(m)
Entire Agreement. This Purchase Agreement supersedes all prior discussions and agreements between or among Buyer and Sellers related to the subject matter hereof, and this Purchase Agreement and the schedules and attachments attached hereto or incorporated herein by reference contain the whole and entire agreement between the parties with respect to the transactions contemplated hereby.

IN WITNESS WHEREOF, the respective duly authorized representatives of each party have executed this Purchase Agreement to be effective as of the date above.

SELLERS:

OCEAN GROUP

Signature:                      /s/ Martyn Castelein
Name:                      Martyn Castelein
Title:                      CEO

OCEAN STAINLESS

Signature:                      /s/ Martyn Castelein
Name:                      Martyn Castelein
Title:                      CEO

AVESTA INTERNATIONAL CORP.

Signature:                      /s/ Jojo Castelein
Name:                      Jojo Castelein
Title:                      CEO

MARTYN CASTELEIN

Signature:                      /s/ Martyn Castelein

JOJO CASTELEIN

Signature:                      /s/ Jojo Castelein

BUYER:

APT MOTOVOX GROUP, INC.

Signature:                      /s/ Troy A Covey
Name:                      Troy A. Covey
Title:                      President

1

Avesta International Corporation Invoice

45-7 Tsao Hsin road Ta Liao District
Kaohsiung 83164 Taiwan(R.O.C)
TEL: +886 (0) 77889078
FAX: +886 (0) 77889076
Phone:

Date: 2014.08.18

Bill To: Motopeds USA   Ship To: motopeds USA

Subject:

Item No.	Item Description	QTY	USD/Per Unit	USD/Total
1	Complete bike kits	800	$553.57	$442,856.00
2	Complete bike kits(less DNM shocks)	200	$353.57	$70,714.00
3	Carton tooling	1	$290.67	$290.67
4	Carton artwork	1	$84.00	$84.00
5	Carton(170x122x153mm)	1000	$0.24	$238.00
6	Carton(372x157x75mm)	1000	$0.37	$374.67
7	Carton(110x110x53mm)	1000	$0.19	$185.67
8	Carton(755x750x650mm)	400	$3.78	$1,512.00
9	Carton(755x750x650mm)	350	$4.74	$1,659.00
10	Peg kit(100pc)CNC	100	$83.33	$8,333.33
11	Peg kit(1000pc)with tooling	1000	$78.00	$78,000.00
12	Old peg(Narow one)	140	$15.00	$2,100.00
13	New Peg (Wide one)	84	$21.17	$1,778.28
14	Fat tire (100pc)CNC	100	$110.27	$11,026.67
15	Footpeg tooling	1	$4,500.00	$4,500.00
16	DNM shocks(-Bryantx1set,-Martynx1set)	6	$187.00	$1,122.00
17	Rear hub	35	$12.27	$429.33
18	DHL freight(sent out by DHL 7/1-7/8) complete motoped	160	$480.00	$76,800.00
19	Packing Fee(Complete Motoped)	160	$20.00	$3,200.00
20	FedEx freight(4/18(-chain rollerx33&-rear hubx33).4/29(-rear hubx2). 5/22(-chian tensioner mountx33,-spacerx33,-bolltsx66).5/29(-rear sprocketx1&-chian tensioner mountx1)			$2,484.00
21	DHL freight(6/10 Frame kits partsx97)			$2,821.00
22	Packing Fee(Frame kits parts)	97	$10.00	$970.00
23	YCM(shipping) container to Taiwan			$1,656.43
24	Custom paper fee(YCM)			$80.33
25	DHL freight(6/19) 29 of peg kit only/15 Of Frame kit parts+peg kit			$1,600.00
26	Packing Fee(29 of peg kit only/15 Of Frame kit parts+peg kit)	42	$10.00	$420.00
27	DHL freight(6/25)(Rear shock only)	5	$30.00	$150.00
28	Packing Fee(Rear shock only)	5	$10.00	$50.00
29	DHL freight(7/9)(Complete motoped less front suspension)	1	$480.00	$480.00
30	Packing Fee(Complete Motoped less front suspension)	1	$20.00	$20.00
31	DHL freight (7/11 to Cyprus)(DNM Front&Rear Suspension)	1	$140.17	$140.17
32	DHL freight(7/11 to Australia)(DNM Front&Rear Suspension)	1	$94.30	$94.30
33	Packing Fee(DNM Front&Rear Suspension)	2	$10.00	$20.00

Continued on Next Page

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Avesta International Corporation Invoice

45-7 Tsao Hsin road Ta Liao District
Kaohsiung 83164 Taiwan(R.O.C)
TEL: +886 (0) 77889078
FAX: +886 (0) 77889076
Phone:

Date: 2014.08.18

Bill To: Motopeds USA

Ship To: motopeds USA

Subject:

Item No.	Item Description	QTY	USD/Per Unit	USD/Total
34	DHL freight(paid 7/14)(Complete Motoped Less Throttle/Cable)	1	$480.00	$480.00
35	Packing Fee(Complete Motoped Less Throttle/Cable)	1	$20.00	$20.00
36	Notarial fees(for YCM container)	1	$210.00	$210.00
37	Agency fees(for tax refund)	1	$185.50	$185.50
38	Tax(for government)	1	$8,605.02	$8,605.02
			Total:	$725,690.37
39	Security+Warehouse+Transprotation charges	1	$3,236.67	$3,236.67
	motopeds paid			-$200,453.00
			Balance	$528,474.04

Terms & Conditions: EXW

Please Pay the balance before next shipment
Please sign to be confirm

Motopeds Autorized signature

Motopeds Taiwan Authorized signature

M Castelein
Authorized Signature(s)

Delivery Time:
Validity Date:
Remarks:

Bank Details:

Beneficiary's Name: AVESTA INTERNATION CO
Beneficiary's Bank: STANDARD CHARTERED BANK(TAIWAN) LTD.
Beneficiary's A/C NO: 10205300016677
Beneficiary Bank SWIFT Code: SCBLTWTP

The bank details contained here are valid for this invoice only.

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AVESTA Inventory

Part	Quant.
CHASSIS	
FRAME	237
SWING ARM	237
PIVOT PLATE	237
JACKSHAFT	237
SUBFRAME	237
MUFFLER & EXHAUST	237
MX CHAIN TENSIONER	237
BOTTOM BRACKET	237
BMX CHAIN ROLLER	692
BMX TENSIONER BRACKET	691
REAR SPROCKET	723
REAR SPROCKET BOLTS	723
EXHAUST CLAMP	55
AXLE TENSIONERS	725
BODY	
GRAPHICS	237
SEAT	237
GAS TANK	237
RIGHT SHROUD	237
LEFT SHROUD	237
REAR FENDER	237
GRIPS	237
SUSPENSION	
FORK	640
REAR SHOCK	635
STEERING CONTROLS	
STEERING TUBE HEADSET	837
HEADSET SPACER	837
HANDLEBAR STEM	836
HANDLEBARS	837
THROTTLE TUBE	837
THROTTLE CABLE	837

Part	Quant.
BRAKES	
FRONT BRAKE	837
REAR BRAKE	837
FRONT ROTOR	837
REAR ROTOR	837
BRAKE SPACERS	837
DRIVE SYSTEM	
MX 46 LINK CHAIN	837
MX 100 LINK CHAIN	837
BMX CHAIN	837
CRANKSET	836
CHAINWHEEL	836
CHAINWHEEL BOLTS	836
PEDALS	837
FREEWHEEL	837
WHEELS	
REAR RIM	837
FRONT RIM	837
FRONT HUB	837
REAR HUB	725
FRONT SPOKES	837
REAR SPOKES	837
SPOKE NIPPLES	837
REAR TIRE	837
FRONT TIRE	837
REAR TUBE	837
FRONT TUBE	837
RIM TAPE REAR	837
RIM TAPE FRONT	837
PEG KIT	
Peg kit(100pc) CNC	56
Peg kit(1000pc) with tooling	1000
Old peg(Narow one)	140
New Peg (Wide one)	84
Fat tire (100pc) CNC	100
Blank Foot Pegs	800

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